FFMLT 2005-FF3
Credit Risk Manager Report
June 2005

2005 The Murrayhill Company. All Rights Reserved.
The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security. The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.
Copyright 2005 The Murrayhill Company. All Rights Reserved.

Section One
Section Two
Section Three
Section Four
Table of Contents
Executive Summary
Loan-Level Report
Prepayment Premium Analysis
Analytics

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Section One
Executive Summary

Copyright 2005 The Murrayhill Company. All Rights Reserved.

FFMLT 2005-FF3 Executive Summary June 2005
Transaction Summary
Closing Date: 04/29/2005
Depositor: Structured Asset Securities Corporation
Trustee(s): U. S. Bank
Master Servicer: Aurora Loan Services Master Servicing
Servicer(s): National City Mortgage
Delinquency Reporting Method: OTS1

Collateral Summary 5/31/2005 as a
Closing Date 5/31/2005 Percentage of
Closing Date
Collateral Balance $770,270,704 $754,900,359 98.00%
Loan Count 3,444 3,387 98.34%

1 OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.

2 These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Collateral Statistics
Loan Count Summed Balance
Repurchases* 0 $0
First Payment Defaults 4 $1,047,800
Early Payment Defaults** 18 $3,261,684
Multiple Loans to One Borrower 10 $1,647,760

*Refers to loans repurchased in the current month
**A default that occurs on the second or third scheduled paym

Prepayments
Beginning % of
Remittance Collateral Total
Date Balance Prepayments Prepayment

6/25/2005 $765,336,256 $9,693,981 1.27
5/25/2005 $770,270,704 $4,704,208 0.61

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Summed Balance

Prepayment Premium Analysis
During the 6/25/2005 remittance, 13 loans with active prepayment premium flags were paid off and the servicer remitted premiums for all of those loans. A total of $90,481 was remitted to the P Class.

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Section Two
Loan-Level Report

Loan-Level Report Definitions
FICO : Represents the borrower's credit score at the time of securitization/origination.
Last Paid Date: Either the interest paid-through date or the last contractually due payment made
by the borrower. Murrayhill uses this date to calculate delinquencies.
Valuation: Represents what is believed to be the most accurate known value of a property based on
Murrayhill's internal formulas. Several value appraisals may exist for a property, yet only what is
believed to be the most accurate value according to these formulas is shown on the report. When no
value is available, a valuation known as an "internal estimate" is calculated according to an internal
formula that adjusts the original value of the property by the Housing Price
Index (HPI) and a discount
based on credit class.
Liquidation Date: Murrayhill's internal estimate of the date on which the loan will liquidate if it
proceeds through foreclosure and REO. This date takes into consideration servicing and state
foreclosure timelines, as well as an estimated REO marketing period.
Estimated Loss/(Gain): Murrayhill's internal estimate of the loss (or gain)
that the loan will experience if it liquidates on the Liquidation Date.
Delinquency Status: Indicates the monthly payment and delinquency history for an individual loan.
The right-most character specifies the last known delinquency status, according to the following:
C369
F
The contractually due payment arrived on time.
The contractually due payment had not arrived within thirty days.
The contractually due payment had not arrived within sixty days.
The contractually due payment had not arrived within ninety days.
The property is in the process of foreclosure.
The property is real estate owned (REO).
The mortgage has either liquidated or been paid off.
R0
Delinquency Method: The delinquencies for this security are calculated according to the OTS method: a current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month.

Copyright 2005 The Murrayhill Company. All Rights Reserved.

FFMLT 2005-FF3 Loan-Level Report
*
Mortgage Data Through: May 31, 2005

Watchlist

Orig Amount OLTV Delinquency
Status
Lien
Group
Severity
MI Type
Est (Gain)/Loss
MI Certificate
Liq. Date
Coverage CLTV
Valuation
Valuation Date
Orig. Appr.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
1 $5,595 3/1/2007 11.65% 6353194 $48,000
$48,000
Appraisal
1/19/2005
36
Monitor
$60,000
$60,000
80%
80%
3/1/2005
2/1/2005
IL
578

Default Reason: (Unknown)
7/20/2005 This loan has been added to the Watchlist as a possible repurchase candidate. According to the Prospectus Supplement, "As of the Cut-off Date, all
of the
Currently, we are awaiting a response. Mortgage Loans were less than 30 days delinquent." The cut-off date for this security was 4/1/2005. Murrayhill submitted this loan as a repurchase candidate.

MD 3/1/2005 Appraisal $221,000 80% -6.08% 1 4/1/2006 $176,800 ($10,763) 36
6353564
$176,800 1/14/2005 Monitor $221,000 80% 2/1/2005 619

Default Reason: (Unknown)
7/20/2005 This loan has been added to the Watchlist as a possible repurchase candidate. According to the Prospectus Supplement, "As of the Cut-off Date, all
of the
Currently, we are awaiting a response. Mortgage Loans were less than 30 days delinquent." The cut-off date for this security was 4/1/2005. Murrayhill submitted this loan as a repurchase candidate.

OH 3/1/2005 Appraisal $640,000 95% 14.86% 1 11/1/2006 $608,000 $90,383 36
6353718
$608,000 1/31/2005 Monitor $640,000 95% 2/1/2005 681

Default Reason: (Unknown)
7/20/2005 This loan has been added to the Watchlist as a possible repurchase candidate. According to the Prospectus Supplement, "As of the Cut-off Date, all
of the
Currently, we are awaiting a response. Mortgage Loans were less than 30 days delinquent." The cut-off date for this security was 4/1/2005. Murrayhill submitted this loan as a repurchase candidate.

TX 11/1/2004 BPO $71,000 80% 68.88% 1 7/1/2006 $56,800 $39,129 CC 6354863
$55,702 4/4/2005 Monitor $30,000 186% 5/1/2005 577

Default Reason: (Unknown)
6/24/2005 This loan has been added to the Watchlist because according to a recent BPO, the property that secures the this loan has decreased in value by 58 percent.
performed. We are awaiting a response.
1
Murrayhill contacted the servicer asking why a BPO has been ordered on a property where the borrower is in current status and if a reconciliation has been
CO 3/1/2005 Appraisal 100% 19.95% $215,000 8/1/2006 $42,896 6356101 $215,000
$215,000 1/31/2005
36
Monitor $215,000 100% 2/1/2005 664

Default Reason: (Unknown)
7/20/2005 This loan has been added to the Watchlist as a possible repurchase candidate. According to the Prospectus Supplement, "As of the Cut-off Date, all
of the Mortgage Loans were less than 30 days delinquent." The cut-off date for this security was 4/1/2005. Murrayhill submitted this loan as a repurchase candidate. Currently, we are awaiting a response.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Section Three
Prepayment Premium Analysis

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Reconciliation for Prepayment Premiums for FFMLT 2005-3
Mortgage Data Through: May 31, 2005

Section 1: Prepayment premiums remitted to the P Class by the trustee. This information is taken from the Statement to Certificateholders prepared by the trustee.
Trustee Remittance Date

25-May-05 25-Jun-05
Class
P Class $90,481 $87,672

Section 2: Prepayment premiums collected by the servicer and remitted to the trustee. This information is reported to Murrayhill by the
servicer each month.

Trustee Remittance Date

Servicer 25-May-05 25-Jun-05
TOTAL $90,481 $87,672

Section 3: Reconciliation of the amounts remitted to the P Class by the trustee and the amounts remitted by the servicer to the trustee. Section 3:

Amount remitted to the P Class: $90,481
Amount remitted by servicer: $90,481
Difference: $0

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Aggregate Paid-Off Loans Report for FFMLT 2005-3
Mortgage Data Through: May 31, 2005

Trustee Remittance Date: 25-Jun-05 25-May-05

Loans with Active Prepayment Flags with Premiums Remitted (A) 13 13

Loans without Prepayment Flags with Premiums Remitted 0 0

Total Loans with Premiums Remitted (B) 13 13
13 13 Loans with Active Prepayment Flags (C)
Loans without Prepayment Flags with Premiums Remitted 0 0
Subtotal (D)
13 13

Premiums Remitted for Loans with Active Prepayment Flags 100.00% 100.00%

Total Paid-Off Loans (E) 19 36

Total Loans with Premiums Remitted to the Total
Paid-Off Loans (B/E)
68.42% 36.11%

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Paid-Off Loan Exception Report for FFMLT 2005-3

Mortgage Data Through: May 31, 2005
Total Paid-Off Loans with Flags

Less Exceptions: TOTAL

Loans with Expired Prepayment Clauses (as stated in the
Note)* 0

Loans that Contained a Clause Allowing Prepayment 0
Premiums to be Waived at the Time of Liquidation* 0
Loans that were Liquidated from REO Status*
Loans with Discrepancies between the Data File and the Note* 0
Defaulted Liquidated Loans that Could Not Have Premiums 0
Collected because of the Acceleration of the Debt* 0
Loans that were Liquidated Through Loss Mitigation Efforts* 0
Total Paid-Off Loans with Active Prepayment Flags (C) 13
Other Exceptions:
Paid-Off Loans that Did Not have Premiums Collected because
of State Statutes 0
Paid-Off Loans with Active Prepayment Flags that Did Not
Have Premiums Remitted 0

* These categories are mutually exclusive.

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Paid-Off Loans With Prepayment Flags for FFMLT 2005-3
Mortgage Data Through: May 31, 2005

Delinquency % of PPP
Loan Origination PPP Expiration Payoff PPP to Payoff

Number String Date Flag Date Balance Remitted
Balance
6354659 C0 12/10/2004 2 12/10/2006$ 419,409 $ 11,338 3%

6354979 C0 1/4/2005 2 1/4/2007 $ 267,881 $ 7,002 3%
6353337 C0 1/6/2005 2 1/6/2007 $ 124,938 $ 3,600 3%
6354862 C0 1/6/2005 2 1/6/2007 $ 162,342 $ 5,168 3%
6352938 C0 1/13/2005 2 1/13/2007 $ 303,826 $ 7,884 3%
6355557 C0 1/18/2005 2 1/18/2007 $ 248,102 $ 7,041 3%
6356300 C0 1/20/2005 2 1/20/2007 $ 202,014 $ 6,776 3%
6355915 C0 1/21/2005 2 1/21/2007 $ 81,608 $ 1,936 2%
6355712 C0 1/24/2005 2 1/24/2007 $ 809,268 $ 21,837 3%
6355790 C0 1/26/2005 2 1/26/2007 $ 172,691 $ 4,824 3%
6356307 C0 1/6/2005 3 1/6/2008 $ 124,501 $ 1,258 1%
6353039 C0 1/24/2005 3 1/24/2008 $ 401,393 $ 10,503 3%
6355872 C0 1/25/2005 3 1/25/2008 $ 116,422 $ 1,315 1%

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Section Four
Analytics

FFMLT 2005-FF3 FICO Distribution by Status
Mortgage Data Through: May 31, 2005
FICO Delinquency Percentage
540
Current 0.022
540 Delinquent 0.046
540 Paid Off 0.037
550 Current 0.031
550 Delinquent 0.092
560 Current 0.045
560 Delinquent 0.115
560 Paid Off 0.037
570 Current 0.055
570 Delinquent 0.149
570 Paid Off 0.074
580 Current 0.035
580 Delinquent 0.057
580 Paid Off 0.074
590 Current 0.015
590 Delinquent 0.046
590 Paid Off 0.019
600 Current 0.045
600 Delinquent 0.069
600 Paid Off 0.037
610 Current 0.064
610 Delinquent 0.046
610 Paid Off 0.019
620 Current 0.073
620 Delinquent 0.08
620 Paid Off 0.056
630 Current 0.075
630 Delinquent 0.092
630 Paid Off 0.056
640 Current 0.084
640 Delinquent 0.046
640 Paid Off 0.019
650 Current 0.087
650 Delinquent 0.023
650 Paid Off 0.093
660 Current 0.073
660 Delinquent 0.011
660 Paid Off 0.093
670 Current 0.057
670 Delinquent 0.011
670 Paid Off 0.093
680 Current 0.049
680 Delinquent 0.057
680 Paid Off 0.056
690 Current 0.045
690 Delinquent 0.023
690 Paid Off 0.056
700 Current 0.029
700 Paid Off 0.074
710 Current 0.027
710 Paid Off 0.019
720 Current 0.02
720 Delinquent 0.011
720 Paid Off 0.019
730 Current 0.015
730 Paid Off 0.056
740 Current 0.011
740 Delinquent 0.011
740 Paid Off 0.019
750 Current 0.014
760 Current 0.01
770 Current 0.007
780 Current 0.005
780 Delinquent 0.011
790 Current 0.003
800 Current 0.002
810 Current 0.001

Status # of Loans
Average Std. Deviation
Current 3,300 639 53.709
Delinquent 87 602 49.608
Paid Off 54 642 53.784
Total: 3,441

Copyright 2005, The Murrayhill Company. All rights reserved.

FFMLT 2005-FF3 Loan-to-Value Distribution by Status
Mortgage Data Through: May 31, 2005
LTV Delinquency Percentage
0.1
Current 0
0.2 Current 0.001
0.3 Current 0.003
0.3 Delinquent 0.011
0.3 Paid Off 0.019
0.4 Current 0.005
0.5 Delinquent 0.023
0.5 Current 0.014
0.5 Paid Off 0.019
0.6 Current 0.028
0.6 Paid Off 0.074
0.6 Delinquent 0.034
0.7 Paid Off 0.111
0.7 Delinquent 0.103
0.7 Current 0.075
0.8 Paid Off 0.315
0.8 Delinquent 0.529
0.8 Current 0.532
0.9 Paid Off 0.333
0.9 Current 0.242
0.9 Delinquent 0.138
1 Delinquent 0.161
1 Paid Off 0.13
1 Current 0.1

Status # of Loans
Average Std. Deviation
Current 3,300 0.817 0.1
Delinquent 87 0.811 0.115
Paid Off 54 0.821 0.135
Total: 3,441

FFMLT 2005-FF3 Balance Distribution by Status
Mortgage Data Through: May 31, 2005
Balance
Delinquency Percentage
30000 Current 0.002
30000 Delinquent 0.011
40000 Current 0.012
40000 Delinquent 0.046
50000 Current 0.015
50000 Delinquent 0.115
60000 Current 0.023
60000 Delinquent 0.023
70000 Current 0.034
70000 Delinquent 0.057
80000 Current 0.033
80000 Delinquent 0.011
90000 Current 0.038
90000 Delinquent 0.023
100000 Current 0.04
100000 Delinquent 0.069
110000 Current 0.04
110000 Delinquent 0.023
120000 Current 0.047
120000 Delinquent 0.057
130000 Current 0.039
130000 Delinquent 0.046
140000 Current 0.036
140000 Delinquent 0.057
150000 Current 0.038
150000 Delinquent 0.011
160000 Current 0.048
160000 Delinquent 0.034
170000 Current 0.042
170000 Delinquent 0.046
180000 Current 0.039
180000 Delinquent 0.023
190000 Current 0.028
190000 Delinquent 0.023
200000 Current 0.032
200000 Delinquent 0.023
210000 Current 0.026
210000 Delinquent 0.034
220000 Current 0.028
220000 Delinquent 0.034
230000 Current 0.02
230000 Delinquent 0.023
240000 Current 0.023
240000 Delinquent 0.034
250000 Current 0.021
260000 Current 0.02
270000 Current 0.015
270000 Delinquent 0.023
280000 Current 0.016
290000 Current 0.013
290000 Delinquent 0.011
300000 Current 0.012
300000 Delinquent 0.011
310000 Current 0.012
310000 Delinquent 0.023
320000 Current 0.014
330000 Current 0.012
330000 Delinquent 0.023
340000 Current 0.013
350000 Current 0.01
350000 Delinquent 0.011
360000 Current 0.008
370000 Current 0.005
380000 Current 0.011
390000 Current 0.007
390000 Delinquent 0.023
400000 Current 0.008
410000 Current 0.005
420000 Current 0.005
430000 Current 0.005
440000 Current 0.005
450000 Current 0.006
460000 Current 0.004
470000 Current 0.004
480000 Current 0.004
490000 Current 0.002
500000 Current 0.003
500000 Delinquent 0.011
510000 Current 0.005
520000 Current 0.005
530000 Current 0.005
540000 Current 0.005
540000 Delinquent 0.011
550000 Current 0.004
560000 Current 0.003
570000 Current 0.004
580000 Current 0.004
590000 Current 0.002
600000 Current 0.004
610000 Current 0.001
610000 Delinquent 0.011
620000 Current 0.001
630000 Current 0.002
640000 Current 0.004
650000 Current 0.004
670000 Current 0
700000 Current 0.004
710000 Current 0.001
720000 Current 0.002
730000 Current 0.001
740000 Current 0.001
750000 Current 0.002
760000 Current 0.001
760000 Delinquent 0.011
770000 Current 0
780000 Current 0
800000 Current 0.002
810000 Current 0
840000 Current 0.001
850000 Current 0.001
860000 Current 0
870000 Current 0.002
880000 Current 0.001
890000 Current 0
900000 Current 0
920000 Current 0
930000 Current 0.001
980000 Current 0
1050000 Current 0

Status # of Loans
Average Std. Deviation
Current 3,300 224,231.78 154,083.47
Delinquent 87 171,672.19 131,082.41
Total: 3,387

Copyright 2005, The Murrayhill Company. All rights reserved.

FFMLT 2005-FF3 Mortgage Type Distribution by Status
Mortgage Data Through: May 31, 2005

Mortgage Type Delinquency Percentage
Investment Home Current 0.028
Investment Home Delinquent 0.011
Investment Home Paid Off 0.111
Primary Home Current 0.962
Primary Home Delinquent 0.989
Primary Home Paid Off 0.852
Second Home Current 0.009
Second Home Paid Off 0.037

Mortgage Type Loan Count Total Balance Avg. Balance
Std. Deviation
ARM 2,995 692,809,262.71 231,321.96 157,698.44
Fixed 446 62,091,096.38 139,217.70 105,211.60
Total: 3,441 754,900,359.09

Copyright 2005, The Murrayhill Company. All rights reserved.

FFMLT 2005-FF3 Mortgage Term Distribution by Status
Mortgage Data Through: May 31, 2005

Mortgage Term Delinquency
180 Current 0.02
240 Current 0
360 Current 0.979
360 Delinquent 1
360 Paid Off 1

# of Loans Other 120 180 240 360
3,441 0 0 67 1 3373

Copyright 2005, The Murrayhill Company. All rights reserved.

FFMLT 2005-FF3 Mortgage Purpose Distribution
Mortgage Data Through: May 31, 2005

Current Loans
Delinquent Loans
Paid Off Loans

Origination Statistics

Purpose
Number Percentage
Cash-out refinance 1,634 47.4%
Purchase
1,562 45.4%
Rate/term refinance 246 7.1%
Home Improvement 0 0.0%
Other 2 0.1%

Current Loans
Purpose Number Percentage
Cash-out refinance 1,565 47.4%
Purchase
1,496 45.3%
Rate/term refinance 237 7.2%
Home Improvement 0 0.0%
Other 2 0.1%
Total 3,444 100%

Delinquent

Purpose
Number Percentage
Cash-out refinance 39 44.8%
Purchase
41 47.1%
Rate/term refinance 7 8.0%
Home Improvement 0 0.0%
Other 0 0.0%
Total 87 100%

Paid Off Loans

Purpose
Number Percentage
Cash-out refinance 30 55.6%
Purchase
22 40.7%
Rate/term refinance 2 3.7%
Home Improvement 0 0.0%
Other 0 0.0%
Total 54 100%

Copyright 2005, The Murrayhill Company. All rights reserved.

FFMLT 2005-FF3 Ownership Distribution by Status
Mortgage Data Through: May 31, 2005
Ownership Type Delinquency Percentage
Investment Home Current 0.028
Investment Home Delinquent 0.011
Investment Home Paid Off 0.111
Primary Home Current 0.962
Primary Home Delinquent 0.989
Primary Home Paid Off 0.852
Second Home Current 0.009
Second Home Paid Off 0.037

Title
# of Loans
Investment Home 100
Primary Home 3,308
Second Home 33
Total: 3,441

Copyright 2005, The Murrayhill Company. All rights reserved.

FFMLT 2005-FF3 Delinquent Count Over Time
Mortgage Data Through: May 31, 2005

Foreclosure

AsOfDate 30 Days 60 Days 90 Days REO
4/30/2005 59 6 0 0 0
5/31/2005 65 18 4 0 0

Copyright 2005, The Murrayhill Company. All rights reserved.

FFMLT 2005-FF3 Delinquent Balance Over Time
Mortgage Data Through: May 31, 2005

Foreclosure
AsOfDate 30 Days 60 Days 90 Days REO
4/30/2005 10335884.6 1267300 0 0 0
5/31/2005 10625996.87 3261683.45 1047800 0 0

Copyright 2005, The Murrayhill Company. All rights reserved.

FFMLT 2005-FF3 Conditional Prepayment Rates
Mortgage Data Through: May 31, 2005

Date Distribution Date CPR
5/31/2005 6/25/2005 14.22%
4/30/2005 5/25/2005 7.19%

Copyright 2005, The Murrayhill Company. All rights reserved.

FFMLT 2005-FF3 Historical SDA Performance

Mortgage Data Through: May 31, 2005

Monthly
Weighted DefaultDefault CDR
Date Ave Age Amt Rate (F-R) SDA Curve SDA %
31-May-05 4.29 $0 0.00% 0.00% 0.09% 0%
30-Apr-05 3.29 $0 0.00% 0.00% 0.07% 0%

Averages:
4.29 $0 0.00% 0.00% 0.09% 0%

Copyright 2005, The Murrayhill Company. All rights reserved.